Income taxes	12 Months Ended
Dec. 31, 2016
Income Tax Disclosure [Abstract]
Income taxes
Income taxes

The Bank is incorporated in Bermuda, and pursuant to Bermuda law is not taxed on either income or capital gains. The Bank’s subsidiaries in the Cayman Islands and The Bahamas are not subject to any taxes in their respective jurisdictions on either income or capital gains under current law applicable in the respective jurisdictions. The Bank’s subsidiaries in the United Kingdom, Guernsey, and Switzerland are subject to the tax laws of those jurisdictions.

For the years ended 31 December 2016, 2015, and 2014, the Bank did not record any unrecognised tax benefits or expenses and has no uncertain tax positions as at 31 December 2016, 2015, and 2014.

The Bank records income taxes based on the enacted tax laws and rates applicable in the relevant jurisdictions for the years ended 31 December 2016, 2015, and 2014. For the years ended 31 December 2016, 2015, and 2014, the Bank did not incur any interest or pay any penalties.

	Year ended
Income taxes in consolidated statements of operations	31 December 2016	31 December 2015	31 December 2014
Current tax expense (benefit)	727	819	(169)
Deferred tax expense	—	457	—
Total tax expense (benefit)	727	1,276	(169)

Reconciliation between the Effective Income Tax Rate and the Statutory Income Tax Rate

	Year ended
	31 December 2016		31 December 2015		31 December 2014
	$	%	$	%	$	%
Income tax expense at Bermuda corporation tax rate of 0%	—	—%	—	—%	—	—%
Income tax expense in international offices taxed at different rates	(2,104)	(2)%	(904)	(1)%	1,501	2%
Change in valuation allowance	87	—%	466	1%	(1,429)	(2)%
Prior year tax adjustments	(71)	—%	80	—%	(956)	(1)%
Tax loss carried forward	—	—%	—	—%	—	—%
Other - net	2,815	3%	1,634	2%	715	1%
Income tax expense (benefit) at effective tax rate	727	1%	1,276	2%	(169)	—%

Deferred income taxes	31 December 2016	31 December 2015
Deferred income tax asset
Tax loss carried forward	5,770	2,540
Pension liability	1,594	365
Fixed assets	11	741
Allowance for compensated absence	8	9
Onerous leases	9	11
Deferred income tax asset before valuation allowance	7,392	3,666
Less: valuation allowance	(5,638)	(3,105)
Net deferred income tax assets	1,754	561

Deferred income tax liability
Other	—	—
Net deferred income tax asset	1,754	561

Management assesses the available positive and negative evidence to estimate if sufficient future taxable income will be generated to use the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred in the UK segment over the years ended 31 December 2016 and 2015. Such objective evidence limits the ability to consider other subjective evidence such as projections for future growth.

On the basis of this evaluation, as of 31 December 2016, a valuation allowance of $5.6 million (31 December 2015: $3.1 million) has been recognised to record only the portion of the deferred tax asset that more likely than not will be realised. The amount of the deferred tax asset considered realisable, however, could be adjusted if estimates of future taxable income during the carry-forward period are reduced or increased, or if objective negative evidence in the form of cumulative losses is no longer present and additional weight may be given to subjective evidence such as our projections for growth. This valuation allowance relates specifically to our UK segment.

The Bank has net taxable loss carry forwards related to the Bank’s international operations of approximately $28.2 million (31 December 2015: $13.6 million), which have an indefinite life.